UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date

February 1, 2023

(Date of earliest event reported)

TELKONET, INC.

(Exact Name of Registrant as Specified in Its Charter)

Utah

(State or Other Jurisdiction of Incorporation)

000-31972	87-0627421
(Commission File No.)	(I.R.S. Employer Identification No.)

20800 Swenson Drive, Suite 175, Waukesha, WI 53186

(Address of Principal Executive Offices)

414.302.2299

(Registrant's Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2023 Long Term Cash Incentive Plan

On February 1, 2023, the Board of Directors of the Company (the “Board”) approved the Telkonet, Inc. 2023 Long-Term Cash Incentive Plan (the “LTI Plan”), with an effective date of January 1, 2023. The provisions of the LTI Plan apply to bonuses under the plan relating to the Company’s performance during the period beginning January 1, 2023, and ending on December 31, 2025, and the LTI Plan will remain in effect until terminated by the Board.

The purpose of the LTI Plan is to attract, retain and motivate employees and to advance the interests of the Company and its shareholders by providing incentives in the form of bonus awards to certain employees of the Company and certain affiliates of the Company. Employees eligible to be selected as participants in the LTI Plan (“Participants”) are the employees of the Company and certain affiliates of the Company. Awards are payable in cash.

The LTI Plan generally will be administered by the Board, which has the authority to select Participants and grant awards on terms the Board considers appropriate, subject to the provisions of the LTI Plan, and to establish performance goals and performance metrics applicable to such awards, as well as the formulas and weightings for the performance goals. The Board also has the authority, among other things, to interpret the LTI Plan, to establish, amend and rescind rules and regulations relating to the LTI Plan, and to make all other determinations for the administration of the LTI Plan. Although the Board shall serve as plan administrator under the Plan, it may delegate day to day administration, including recordkeeping, to the Company’s finance department.

Each fiscal year, for each Participant (or category of Participants), the Board will determine a target bonus amount, based on a percentage of the Participant’s eligible compensation, to be payable to the Participant if the performance goal is achieved at the target level. The Board may also establish a minimum threshold level of performance achievement and a maximum level of performance achievement and may also designate a separate level of performance that must be met for any award to be payable regardless of the level of performance achievement of any other designated performance goals.

Awards will be conditioned on the attainment of one or more performance goals based upon performance metrics selected by the Board, which may include, without limitation, one or more of the performance metrics set forth in the LTI Plan. Following the performance period, the Committee will review the Company’s audited financials relating to the performance period, and determine whether such performance goals were attained and will determine the amount of any bonus payments to be made pursuant to such awards. Bonus payments shall be made no later than 60 days following the completion of the Company’s audited financials for the performance period.

In addition to the performance requirements, a Participant must be employed by the Company or an affiliate of the Company on the payment date to receive a bonus payment.

The foregoing description of the LTI Plan is only a summary and is qualified in its entirety by reference to the full text of the LTI Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

2023 Long Term Cash Incentive Plan Award Agreements

On February 1, 2023, the Board also approved award agreements (the "Award Agreements”) with John M. Srouji, the Company’s Chief Sales and Operating Officer, Jeffrey J. Sobieski, the Company’s Chief Technology Officer, and Richard E. Mushrush, the Company’s Chief Financial Officer, pursuant to the LTI Plan. Each of the Award Agreements provides for a cash incentive based on trailing 12-month EBITDA and revenue targets at the end of the 3-year performance period. Incentives are earned by achieving at least 85% of the EBITDA target, with a cap of 115% of target, with the cash payments ranging from 10% to 60% of annual base salary in accordance with the sliding scale set forth in Exhibit A to the Award Agreements. Incentives are separately earned by achieving at least 90% of the revenue target, with a cap of 110% of target, with the cash payments ranging from 10% to 60% of annual base salary. While cash payments for achieving revenue the revenue target is generally independent of achieving the EBITDA target, no revenue-based cash incentive will be awarded unless 85% of the EBITDA target is achieved.

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The foregoing description of the Award Agreements is only a summary and is qualified in its entirety by reference to the full text of the Award Agreements, a form of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Retention Bonus Agreement

On February 1, 2023, the Board also approved a Retention Bonus Agreement (the “Bonus Agreement”) to be entered into with selected employees (each, an “Awardee”) to enable the Company to attract, retain and motivate employees and to advance the interests of the Company and its stockholders. In the event an Awardee remains employed by the Company during the 3-year retention period beginning January 1, 2023, the Company shall pay the Awardee no later than the 15th day of the third month following the retention period a single, lump-sum cash payment in an amount equal to 10% of the Awardee’s aggregate base salary earned during the retention period.

The foregoing description of the Bonus Agreement is only a summary and is qualified in its entirety by reference to the full text of the Bonus Agreement, a form of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

10.1	Telkonet, Inc. 2023 Long-Term Cash Incentive Plan
10.2*	Form of Telkonet, Inc. 2023 Long-Term Cash Incentive Plan Award Agreement
10.3	Form of Retention Bonus Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*As permitted by Regulation S-K, Item 601(b)(10)(iv)of the Securities Exchange Act of 1934, as amended, certain confidential portions of this exhibit have been redacted from the publicly filed document. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2023	TELKONET, INC.

By: /s/ Piercarlo Gramaglia
Piercarlo Gramaglia Chief Executive Officer

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